SUBLEASE

1. PARTIES. This Sublease, dated as effective as of February 7, 2000, is made by and between David Foran d.b.a. Century Rubber Company (herein called "Sublessor") and Industrial Rubber Innovations, Inc., a Florida corporation (herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all the conditions set forth herein, that certain portion of the real property situated in the City of Bakersfield, State of California, commonly known as 4609 New Horizon Boulevard, Suite 1 and 8, Bakersfield, CA 93309. Said real property, including the land and all improvements thereon, is hereinafter called the "Premises."

3.     TERM.

     3.1 TERM. The term of this Sublease shall be from the date hereof until May 31, 2002, unless sooner terminated pursuant to any provision hereof.

     3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premise is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof. Such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Sublessee shall pay to Sublessor as rent for the Premises a monthly rental of $1325.00. Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing. Rent for each month shall be paid in advance on the last business day of the preceding month (i.e., rent for July shall be paid on or before the last business day of June).

   /s/                                      /s/
  ________________                         ________________
Sublessor's  Initials                    Sublessee's  Initials

5.     USE.

     5.1 USE. The Premises shall be used and occupied only for storage and sales for rubber company, and for no other purpose.

        /s/                                    /s/
  ________________                          ________________
Sublessor's  Initials                    Sublessee's  Initials

     5.2     COMPLIANCE  WITH  LAW.

     (a) Sublessor warrants to Sublessee that the Premises, in its existing state but without regard to the use for which Sublessee will use the Premises, does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within 1 year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

     (b) Except as provided in paragraph 6.2(a), Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

     5.3 CONDITION OF PREMISES. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

6.     MASTER  LEASE.

     6.1 Sublessor is the Lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease," dated January 26, 2000, wherein Mangus L.P., a California Limited Partnership, is the Lessor, hereinafter referred to as the "Master Lessor."

     6.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

     6.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

     6.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs, which are
excluded  therefrom:                  None
                                     ------
 .
     /s/                                      /s/
  ________________                        ________________
Sublessor's  Initials                    Sublessee's  Initials

     6.5 The obligations that Sublessee has assumed under paragraph 6.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations." The obligations that Sublessee has not assumed under paragraph 6.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations."

     6.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

     6.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, cost, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

     6.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

7.     ASSIGNMENT  OF  SUBLEASE  AND  DEFAULT.

     7.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject, however, to terms of Paragraph 7.2 hereof.

     7.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect directly from Sublessee, all rent owing and to be owed under this Sublease Master Lessor shall not by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

     7.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor and that Sublessee shall pay such rents to Master Lessor without any obligations or right to inquire as to whether such default exists and notwithstanding any notice from or claim from sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

     7.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

     7.5 Sublessee may assign his rights under this document; provided, however, Sublessee shall first obtain the written consent of Sublessor and, if necessary, Master Lessor. Sublessor and/or Master Lessor have the right to approve or reject any proposed assignee in their sole discretion.

8.     CONSENT  OF  MASTER  LESSOR.

     8.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten (10) days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

     8.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.

     8.3     In  the  event  that  Master  Lessor  does  not  give consent then:

     (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

     (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

     (c) The consent of this Sublease shall not constitute a consent to any subsequent subletting or assignment.

     (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable hereon to Master Lessor.

     (e) Master Lessor may consent to subsequent sublettings and assignment of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability. Any change or modification of this document shall require the written consent of the Master Lessor.

     8.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

     8.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

     8.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

     8.7 In the event that Master Lessor incurs any costs or fees in connection with this document including, but not limited to, attorneys' and consultants' fees, Sublessee shall pay such costs and fees if Master Lessor should demand payment of the same by Sublessor.

9. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

10. LATE CHARGES. Sublessee hereby acknowledges that late payment by Sublessee to Sublessor of the Rent or any other obligations due hereunder will cause Sublessor to incur costs not contemplated by this document, the exact amount of which will be extremely difficult to ascertain. Accordingly, if any installment of Rent or any other sum due from installment of Rent or any other sum due from Sublessee shall not be received by Sublessor or Sublessor's designee within ten (10) days after such amount shall be due, then without any requirement for notice to Sublessee, Sublessee shall pay to Sublessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Sublessor will incur by reason of late payment by Sublessee. Acceptance of such late charge by Sublessor shall in no event constitute a waiver of Sublessee's default with respect to such overdue amount, nor prevent Sublessor from exercising any of his other rights or remedies hereunder.

11. INSURANCE. Sublessee shall not do nor permit anything to be done in or about the Premises, nor bring or keep anything therein which is not within the permitted use of the Premises, which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents. Sublessee shall not do nor permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them nor use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Sublessee cause, maintain or permit any nuisance in, on or about the Premises. Sublessee shall not commit nor allow to be committed any waste in or upon the Premises. Sublessee shall maintain all insurance for the Premises as required under the Master Lease.

      /s/                                   /s/
  ________________                        ________________
Sublessor's  Initials                    Sublessee's  Initials

12.     COSTS  AND  ATTORNEYS'  FEES.

     12.1 In any action, arbitration proceeding or other litigation ("Litigation") between the parties to declare the rights granted in this Agreement or to enforce the provisions of this Agreement, the party prevailing in the Litigation, whether at trial or on appeal, shall be entitled to its costs and expenses of suit, including, without limitation, a reasonable sum as and for attorneys' fees incurred in such Litigation. The term "prevailing party" as used in this paragraph, shall not be limited to a prevailing plaintiff, but shall also include, without limitation, any party who is made a defendant in Litigation in which damages or other relief or both may be sought against such party and a final judgment or dismissal or decree is entered in such Litigation in favor of such party defendant.

     12.2 Attorneys' fees incurred in enforcing any judgment rendered in connection with the interpretation or enforcement of this Agreement ("Judgment") are recoverable by the party in whose favor such Judgment is rendered, as a separate item of damages. The provisions of this paragraph are severable from the other provisions of this Agreement and shall survive any such Judgment, and the provisions of this paragraph shall not be deemed merged into any such Judgment.

13. AMENDMENTS. Any alteration, change or modification of or to this Agreement, in order to become effective, must be made by written instrument or endorsement thereon, and in each such instance, executed on behalf of each party hereto.

14. NOTICES. Any and all notices and other communications required or permitted by this Agreement or by law to be given to a party hereto shall be in writing and shall be deemed duly served and delivered when personally delivered to the other party or an officer of such party, or forty-eight (48) hours following deposit into the United States mail, first class postage prepaid, registered or certified, return receipt requested, addressed to the other party at the address indicated below:

     Sublessor:                    David  Foran  d.b.a.  Century  Rubber Company
                                    _____________________
                                    _____________________

     Sublessee:                     Industrial  Rubber  Innovations,  Inc.
                                    4609  New  Horizon  Boulevard,  Unit  8
                                    Bakersfield,  CA  93311

15. CONSTRUCTION OF AGREEMENT. The agreements contained herein shall not be construed in favor of or against either party, but shall be construed as if both parties prepared this Agreement.

16. TIME OF THE ESSENCE. Time is of the essence of each and every provision of this Agreement.

17. SUCCESSORS AND ASSIGNS. Each and all of the covenants and conditions of this Agreement shall inure to the benefit of and shall be binding upon the successors, heirs, representatives and assigns of each party hereto. Notwithstanding the foregoing, Sublessee may not assign its interest hereunder to any other person or entity without the prior written consent of Sublessor.

18. FURTHER ASSURANCES. Each of the parties shall execute and deliver any and all additional papers, documents and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties.

19. NO WAIVER. No waiver by either party hereto of a breach of any of the terms, covenants or conditions of this Agreement by the other party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition contained herein. No waiver of any default by either party hereto shall be implied from any omission by the other party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver. The consent or approval by either party hereto to or of any act by either party hereto requiring consent or approval shall not be deemed to waive or render unnecessary consent or approval to or of any subsequent similar acts.

20. SEVERABILITY. If any portion of this Agreement shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be illegal, null or void or against public policy, then, so far as is reasonable and possible:

     20.1 The remainder of this Agreement shall be considered valid and operative; and

     20.2 Effect shall be given to the intent manifested by the portion held invalid or inoperative.

21. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and all prior and contemporaneous agreements, representations, negotiations, and understandings of the parties oral or written, are hereby superseded and merged herein.

22. COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto have signed the same document. All counterparts shall be construed together and shall constitute one Agreement.

23. MEANING OF TERMS. Where the context so requires, the use of the neuter gender shall include the masculine and feminine genders and the singular shall include the plural and vice versa, and the word "person" shall include corporation, firm, partnership, or other form of association.

24. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California. Any action to interpret or enforce this Agreement shall be solely brought in the State of California. To the extent permitted by law, the parties agree that the sole venue for such action shall be Orange County, California. The parties each consent to the jurisdiction of California courts.

25. HEADINGS. The headings at the beginning of this Agreement and the various sections and subsections of this Agreement are solely for the convenience of the parties and are not a part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto execute this Sublease as of the 7th day of February, 2000.


"SUBLESSOR"

Executed  at  Bakersfield,  California

                                    /s/ David Foran
                                   ____________________________________

                                   David  Foran  d.b.a. Century Rubber Company
on  February  7,  2000


"SUBLESSEE"


Executed at Bakersfield, California    Industrial Rubber Innovations,
Inc.

on  February  7,  2000

                                     /s/ David Foran
                                     _____________________________________
                                     By:  David  Foran


                                     /s/ Steven Tieu
                                     _____________________________________
                                     By:  Steven  Tieu